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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                    FORM 8-K



                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported)       November 17, 1997
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                        True North Communications Inc.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


             1-5029                                      36-1088161
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     (Commission File Number)               (I.R.S. Employer Identification No.)


   101 East Erie Street, Chicago, IL                     60611-2897
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(Address of Principal Executive Offices)                 (Zip Code)


                                (312) 425-6500
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             (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On November 17, 1997 the Registrant delivered a letter to Publicis (attached hereto as Exhibit 99.1) in response to a letter received from Publicis on November 10, 1997 (attached hereto as Exhibit 99.2). On November 17, 1997 the Registrant issued a release regarding the foregoing in the form attached to this Report as Exhibit 99.3.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit  Description
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99.1     Letter dated November 17, 1997 from Bruce Mason and Richard Braddock to
         Maurice Levy

99.2 Letter dated November 10, 1997 from Maurice Levy to the Board of Directors of True North Communications Inc.

99.3     Press release dated November 17, 1997



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TRUE NORTH COMMUNICATIONS INC.


Date: November 18, 1997         By:          /s/ John J. Rezich
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                                               John J. Rezich
                                         Vice President, Controller

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